                                                                    EXHIBIT 99.1



PRO FORMA FINANCIAL INFORMATION

On March 25, 2002, the Registrant completed the sale of all of the share capital of Medscreen, Limited, its London-based, wholly owned subsidiary ("Medscreen") for approximately $10.0 million in cash (the "Sale") to Newincco 140 Limited, a newly formed investee company (created to acquire Medscreen) of Sagitta European Private Equity Partners, II L.P. ("Newincco"). Medscreen, a certified laboratory, provided drug testing services to customers in Europe and the United Kingdom. Of the $10.0 million consideration, $1.8 million was used to repay Medscreen's indebtedness to its bank, as of the business date prior to the closing of the Sale. In the event Newincco sells Medscreen within 12 months of the date of the closing of the Sale, the Registrant would, during the first six months, be entitled to 50% of the excess of the new selling price over the $10.0 million received by the Company (as adjusted pursuant to the terms of the agreement) and 25% of such excess during the second six months. The consideration for the Sale was determined through arms length negotiations between the Registrant and Newincco. There is no relationship between the Registrant, any of its affiliates, any of its directors or officers, or any associates of such directors and officers, and Newincco.

The sale of the Medscreen, Limited business results in the disposal of approximately 23% of consolidated net assets and 17% of consolidated net sales. This will result in the Registrant presenting the operations of Medscreen, Limited as Discontinued Operations under SFAS No. 144 in our future 10-Q and 10-K filings. Accordingly, the accompanying pro forma condensed consolidated financial statements illustrate the effect of the disposition ("Pro Forma") on the Registrant's financial position as of December 31, 2001 and results of its operations for each of the years in the three-year period ended December 31, 2001, as if the disposition occurred on January 1, 1999.

The pro forma condensed financial statements have been prepared pursuant to
Article XI of Regulation S-X and may not be indicative of what the actual operating results would have been had the transaction occurred at the earlier date assumed in the pro forma statements of operations.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical consolidated financial statements of PharmChem, Inc. and subsidiary.

                                 PHARMCHEM, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2001
                                    UNAUDITED
                                 (IN THOUSANDS)

                                                                                    PRO FORMA           PRO
                                                                 HISTORICAL       ADJUSTMENTS(1)       FORMA
                                                                 ----------       --------------      -------
                                     ASSETS

CURRENT ASSETS
  Cash and cash equivalents .............................        $  1,137         $  7,026         $  8,163
  Accounts receivable, net ..............................           6,402           (1,024)           5,378
  Inventory .............................................           2,304             (144)           2,160
  Deferred tax asset ....................................             390               --              390
  Prepaids and other current assets .....................             839             (301)             538
                                                                 --------         --------         --------
      TOTAL CURRENT ASSETS ..............................          11,072            5,557           16,629
                                                                 --------         --------         --------

PROPERTY AND EQUIPMENT, net .............................          14,199           (1,284)          12,915
OTHER ASSETS ............................................             791              (28)             763
GOODWILL, net of accumulated amortization ...............           2,435           (1,706)             729
                                                                 --------         --------         --------
                                                                 $ 28,497         $  2,539         $ 31,036
                                                                 ========         ========         ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Revolving line of credit ..............................        $  4,544         $     --         $  4,544
  Current portion of long-term debt .....................           3,149             (481)           2,668
  Accounts payable ......................................           6,312             (377)           5,935
  Accrued compensation, collectors and other liabilities            3,320           (1,026)           2,294
                                                                 --------         --------         --------
      TOTAL CURRENT LIABILITIES .........................          17,325           (1,884)          15,441
                                                                 --------         --------         --------

LONG TERM DEBT, net of current portion ..................           4,336           (1,306)           3,030
OTHER NONCURRENT LIABILITIES ............................              98              (98)              --
                                                                 --------         --------         --------
      TOTAL LIABILITIES .................................          21,759           (3,288)          18,471
                                                                 --------         --------         --------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Common stock, $0.001 par value, 25,000 shares
    authorized, 5,853 issued and outstanding at
    December 31, 2001....................................               6               --                6
  Additional paid-in capital ............................          19,589               --           19,589
  Accumulated other comprehensive loss ..................            (279)             279               --
  Accumulated deficit ...................................         (12,578)           5,548           (7,030)
                                                                 --------         --------         --------
      TOTAL STOCKHOLDERS' EQUITY ........................           6,738            5,827           12,565
                                                                 --------         --------         --------
                                                                 $ 28,497         $  2,539         $ 31,036
                                                                 ========         ========         ========

                                 PHARMCHEM, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                PRO FORMA          PRO
                                                             HISTORICAL       ADJUSTMENTS(2)      FORMA
                                                             ----------       --------------     --------
NET SALES ............................................        $ 43,977          $ (7,411)        $ 36,566
COST OF SALES ........................................          36,544*           (4,014)          32,530*
                                                              --------          --------         --------
GROSS PROFIT .........................................           7,433            (3,397)           4,036
                                                              --------          --------         --------
OPERATING EXPENSES:
      Selling, general and administrative ............          13,590*           (1,778)          11,812*
      Amortization of goodwill .......................             185               (55)             130
      Provision for doubtful accounts ................             187                 5              192
      Restructuring charge ...........................           1,029                --            1,029
                                                              --------          --------         --------
          Total operating expenses ...................          14,991            (1,828)          13,163
                                                              --------          --------         --------
LOSS FROM OPERATIONS .................................          (7,558)           (1,569)          (9,127)

OTHER EXPENSE, net ...................................             447               (11)             436
                                                              --------          --------         --------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES...          (8,005)           (1,558)          (9,563)

PROVISION FOR (BENEFIT FROM) INCOME TAXES ............             471              (511)             (40)
                                                              --------          --------         --------
LOSS FROM CONTINUING OPERATIONS ......................          (8,476)           (1,047)          (9,523)
DISCONTINUED OPERATIONS:
      Income from discontinued operations, after
      applicable income taxes of $511 ................              --             1,047            1,047
                                                              --------          --------         --------
NET LOSS .............................................        $ (8,476)         $     --         $ (8,476)
                                                              ========          ========         ========

NET INCOME (LOSS) PER COMMON SHARE:
      BASIC:
                  Continuing Operations                       $  (1.45)                          $  (1.63)
                  Discontinued Operations ............              --                               0.18
                                                              --------                           --------
                  Net Loss ...........................        $  (1.45)                          $  (1.45)
                                                              ========                           ========

      DILUTED:
                  Continuing Operations                       $  (1.45)                          $  (1.63)
                  Discontinued Operations ............              --                               0.18
                                                              --------                           --------
                  Net Loss ...........................        $  (1.45)                          $  (1.45)
                                                              ========                           ========

WEIGHTED AVERAGE SHARES OUTSTANDING:
      BASIC ..........................................           5,851                              5,851
                                                              ========                           ========
      DILUTED ........................................           5,851                              5,851
                                                              ========                           ========

* Includes non-recurring expenses associated with the Company's relocation to Texas of $4,106 in cost of sales and $1,761 in selling, general and administrative expenses.

                                 PHARMCHEM, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                PRO FORMA          PRO
                                                             HISTORICAL       ADJUSTMENTS(2)      FORMA
                                                             ----------       --------------     --------
NET SALES .............................................        $ 46,832         $ (7,438)        $ 39,394
COST OF SALES .........................................          32,915           (3,946)          28,969
                                                               --------         --------         --------
GROSS PROFIT ..........................................          13,917           (3,492)          10,425
                                                               --------         --------         --------

OPERATING EXPENSES:
      Selling, general and administrative .............          11,460           (1,755)           9,705
      Amortization of goodwill ........................             185              (55)             130
      Reduction of allowance for doubtful accounts ....            (119)             (88)            (207)
                                                               --------         --------         --------
          Total operating expenses ....................          11,526           (1,898)          (9,628)
                                                               --------         --------         --------
INCOME FROM OPERATIONS ................................           2,391           (1,594)             797

OTHER EXPENSE, net ....................................             258              (19)             239
                                                               --------         --------         --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES .           2,133           (1,575)             558

PROVISION FOR INCOME TAXES ............................             772             (522)             250
                                                               --------         --------         --------
INCOME FROM CONTINUING OPERATIONS .....................           1,361           (1,053)             308
DISCONTINUED OPERATIONS:
      Income from discontinued operations, after
      applicable income taxes of $522..................              --            1,053            1,053
                                                               --------         --------         --------

NET INCOME ............................................        $  1,361         $     --         $  1,361
                                                               ========         ========         ========

NET INCOME PER COMMON SHARE:
      BASIC:      Continuing Operations................        $   0.23                          $   0.05
                  Discontinued Operations..............              --                              0.18
                                                               --------                          --------
                  Net Income...........................        $   0.23                          $   0.23
                                                               ========                          ========

      DILUTED:    Continuing Operations................        $   0.22                          $   0.05
                  Discontinued Operations..............              --                              0.17
                                                               --------                          --------
                  Net Income...........................        $   0.22                          $   0.22
                                                               ========                          ========

WEIGHTED AVERAGE SHARES OUTSTANDING:
      BASIC                                                       5,822                             5,822
                                                               ========                          ========
      DILUTED..........................................           6,069                             6,069
                                                               ========                          ========

                                 PHARMCHEM, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                PRO FORMA          PRO
                                                             HISTORICAL       ADJUSTMENTS(2)      FORMA
                                                             ----------       --------------     --------
NET SALES .............................................        $ 44,487         $ (7,076)        $ 37,411
COST OF SALES .........................................          31,374           (3,875)          27,499
                                                               --------         --------         --------
GROSS PROFIT ..........................................          13,113           (3,201)           9,912
                                                               --------         --------         --------

OPERATING EXPENSES:
      Selling, general and administrative .............          10,033           (1,891)           8,142
      Amortization of goodwill ........................             185              (55)             130
      Provision for doubtful accounts .................             141              (36)             105
                                                               --------         --------         --------
          Total operating expenses ....................          10,359           (1,982)           8,377
                                                               --------         --------         --------
INCOME FROM OPERATIONS ................................           2,754           (1,219)           1,535

OTHER EXPENSE, net ....................................             248              (43)             205
                                                               --------         --------         --------
INCOME  FROM CONTINUING OPERATIONS BEFORE INCOME TAXES            2,506           (1,176)           1,330

BENEFIT FROM INCOME TAXES .............................            (294)            (421)            (715)
                                                               --------         --------         --------
INCOME FROM CONTINUING OPERATIONS .....................           2,800             (755)           2,045
DISCONTINUED OPERATIONS:
      Income from discontinued operations, after
      applicable income taxes of $421..................              --              755              755
                                                               --------         --------         --------
NET INCOME ............................................        $  2,800         $     --         $  2,800
                                                               ========         ========         ========

NET INCOME PER COMMON SHARE:
      BASIC:      Continuing Operations................        $   0.48                          $   0.35
                  Discontinued Operations..............              --                              0.13
                                                               --------                          --------
                  Net Income ..........................        $   0.48                          $   0.48
                                                               ========                          ========

      DILUTED:    Continuing Operations................        $   0.47                          $   0.34
                  Discontinued Operations..............              --                              0.13
                                                               --------                          --------
                  Net Income ..........................        $   0.47                          $   0.47
                                                               ========                          ========

WEIGHTED AVERAGE SHARES OUTSTANDING:
      BASIC............................................           5,786                             5,786
                                                               ========                          ========
      DILUTED..........................................           5,954                             5,954
                                                               ========                          ========

NOTES TO PRO FORMA FINANCIAL INFORMATION

(1)  Pro Forma Condensed Consolidated Balance Sheet Adjustments

The pro forma condensed consolidated balance sheet assumes that the sale of the share capital of the Company's wholly-owned, London-based subsidiary, Medscreen, Ltd., to Newincco occurred as of December 31, 2001. The pro forma adjustments reflect the sale on a discontinued operations basis and include:

     (a) The estimated net cash proceeds resulting from the sale of Medscreen, Ltd. to Newincco are shown below (000's omitted):

               $10,020   Sales price.
               -------
Less:          $  (391)  Estimated costs resulting directly from the sale,
               -------   including transaction fees, legal, accounting and
                         professional fees.
               $(1,663)  Debt extinguished
               -------
               $ 7,966   Estimated net cash proceeds
               -------


     (b) The estimated pre-tax gain resulting from the sale of Medscreen, Ltd. to Newincco is as follows (000's omitted):

               $10,020   Sales price.
               -------
Less:          $  (391)  Estimated costs resulting directly from the sale,
               -------   including transaction fees, legal, accounting and
                         professional fees.
               $(4,081)  Net operating assets of Medscreen, Ltd. as of
               -------   December 31, 2001
               $ 5,548   Estimated gain before income taxes
               -------

The extinguishment of debt has been included in the adjustments to the condensed consolidated balance sheet, as repayment of the debt was necessary in order to release the liens on the assets of Medscreen, Ltd.

(2)  Pro Forma Condensed Consolidated Statements of Operations Adjustments

The pro forma condensed consolidated statements of operations assume that the sale of the Company's London-based wholly-owned subsidiary, Medscreen, Ltd., occurred as of January 1 of each fiscal year presented. The statements of operations do not include the gain on disposal or costs related to the sale. The pro forma adjustments reflect the sale on a discontinued operations basis and remove from the historical results the continuing operations of Medscreen, Ltd.